                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2001


                               Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)


          California                                        77-0387041
(State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                      identification number)


                         Commission file number: 0-25034

                             2860 West Bayshore Road
                           Palo Alto, California 94303
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

Item 9.  Regulation FD Disclosure

     The information below amends Exhibit 99.2 included in the Registrant's Current Report on Form 8-K filed with the SEC on October 17, 2001.

               Revision to End of Period Net Interest Margin Table

     In Exhibit 99.2, the third table under the Net Interest Margin bullet point indicated end of period balances for June 30, 2001 and September 30, 2001; however, average balances for the months of June and September were reported. The following table is a correction of that table with end of period balances for June and September:

------------------------------------------------------------------------------------------------------
                                     June 30, 2001                    September 30, 2001
                                        Actual                              Actual
                                  -------------------     --------------------------------------------
                                                              No Mix Change           Current Mix
                                                          -------------------    ---------------------
                                    End of                  End of                 End of
                                    Period                  Period                 Period
          ($ in 000's)              Balance     Yield       Balance     Yield      Balance     Yield
------------------------------------------------------------------------------------------------------
Loans & leases                    $3,813,572    8.88%     $3,894,680    8.46%    $3,894,680    8.46%
Investments                        1,982,439    6.81%      2,011,931    6.51%     2,468,245    6.52%
Cash and cash equivalents             56,385    4.12%         70,256    4.02%        70,256    4.02%
------------------------------------------------------------------------------------------------------
    Interest-earning assets       $5,852,396    8.13%     $5,976,867    7.75%    $6,433,181    7.67%
------------------------------------------------------------------------------------------------------
Deposits                          $3,470,247    3.55%     $3,462,643    3.18%    $3,462,643    3.18%
Borrowings                         1,344,926    4.65%      1,314,204    4.29%     1,770,519    4.29%
Non-interest bearing deposits
  and other free funds             1,037,223               1,200,020              1,200,019
------------------------------------------------------------------------------------------------------
    Cost of funds                 $5,852,396    3.17%     $5,976,867    2.79%    $6,433,181    2.89%
------------------------------------------------------------------------------------------------------
Net interest margin                             4.96%                   4.97%                  4.77%
------------------------------------------------------------------------------------------------------
Pro forma Net Interest
  Income - Annualized             $  290,279              $  297,050             $  306,863
------------------------------------------------------------------------------------------------------

     The table above indicates the same trend as previously disclosed; the end of period no mix change net interest margin for September 30, 2001 actually increases slightly from the end of the second quarter. This is due to funds cost declining slightly more than yields on interest earning assets. The end of period current mix net interest margin declines by 19 basis points to 4.77%, due to a combination of lower asset yields and higher funds costs. However, once again pro forma net interest income is enhanced by the current balance sheet as pro forma annualized net interest income based on the third quarter net interest margin compared to the second quarter increased by $17 million.

                       Impact on 2002 Performance Guidance

     The inclusion of this revised table has no impact on the 2002 performance guidance provided in the Current Report on Form 8-K filed on October 17, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Greater Bay Bancorp
                                  (Registrant)

Dated: October 17, 2001           By: /s/ Steven C. Smith
                                      ------------------------------
                                      Steven C. Smith
                                      Executive Vice President, Chief
                                      Administrative Officer and
                                      Chief Financial Officer

                                       3